UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

LIBERATED SYNDICATION INC.

(Exact name of registrant as specified in its charter)

NEVADA

47-5224851

(State or other jurisdiction of

 (I.R.S. Employer

incorporation or organization)

 Identification No.)

5001 Baum Blvd, Suite 770

Pittsburgh, PA

15213

(Address of Principal Executive Offices)

(Zip Code)

Securities Registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. [   ]

Securities Act registration statement or Regulation A offering statement file number to which this form relates: 333-209599

Securities Registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

(Title of class)

Item 1.

A description of the Liberated Syndication Inc. Common Stock to be registered hereunder is contained in the section entitled “Description of Capital Stock” in the Registrant’s 424(b)(5) Prospectus (Securities Act file number 333-209599) filed with the Securities and Exchange Commission on July 27, 2016, which is incorporated herein by reference.

Item 2.

The following exhibits are incorporated by reference herein:

Exhibit Number

Description

3.1

Articles of Incorporation (1)

3.2

Bylaws (1)

Incorporated by reference to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 19, 2016, File No. 333-209599.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERATED SYNDICATION INC.

Date:	4/28/17	/s/ John Busshaus
John Busshaus
Chief Financial Officer

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